UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

BEYOND COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9029 South Pecos
Suite 2800
Henderson, Nevada 89074
(Address of principal executive offices, including zip code)

(702) 463-7000
(Registrant’s telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

On June 29, 2009, Beyond Commerce, Inc. (“the Company” or “BYOC”) entered into Securities Purchase Agreement (the “Securities Purchase Agreement”) with OmniReliant Holdings, Inc. (“Omni” or the “Holder”). Additionally, on July 2, 2009, the Company and Omni entered into an amended and restated Securities Purchase Agreement (the Purchase Agreement as amended and rested is referred to herein as the “Securities Purchase Agreement”).  Pursuant to the Securities Purchase Agreement, Omni agreed to purchase, in three tranches, up to $3,500,000 in principal amount of the Company’s Original Issue Discount Secured Convertible Debentures (the “Debentures”) for a purchase price of up to $3,000,000.

Pursuant to the Securities Purchase Agreement, the Company has sold Omni an aggregate of $1,166,660 of Debentures and received gross proceeds of $1,000,000 and Omni agreed to purchase an additional Debenture with a face value of up to $2,333,340 on or before July 30, 2009.  Omni was also issued warrants to purchase 4,999,972 shares of the Company’s Common Stock with an exercise price of $0.70 per share. The warrants are exercisable, for five years from the date of issuance.  The Debentures are convertible into shares of the Company’s Common Stock at any time at the option of the Holder at a conversion price of $0.70 per share, subject to adjustment (the “Conversion Price”).  Interest on the Debenture is 10% per annum.  The first Debenture was issued on June 29, 2009 and the second Debenture was issued on July 2, 2009.  The principal amount of each of the Debentures is $583,350 and each has a maturity date of twelve months from the date of issuance.  The Debentures cannot be converted to common stock to the extent such conversion would cause the holder of the Debenture, together with such holder’s affiliates, to beneficially own in excess of 4.99% (or a maximum 9.99% in certain cases) of the Company’s outstanding common stock immediately following such conversion.

Beginning six months from the original issue date of the  Debentures, on the 1st of each month (the “Monthly Redemption Date”) the Company must redeem the Monthly Redemption Amount ($97,221.66 for each $583,330 Debenture, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder under the Debenture). The Monthly Redemption Amount payable on each Monthly Redemption Date shall be paid in cash at a rate of 110% of the Monthly Redemption Amount or upon 30 trading days’ notice the Company may in lieu of cash pay all or part of the Monthly Redemption Amount in conversion shares  (“Conversion Shares”) based on a conversion price equal to the lesser of (i) the then Conversion Price and (ii) 80% of the average of the VWAPs for the 5 consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date.  The Company may not pay the Monthly Redemption Amount in Conversion Shares unless from the date the Holder receives the Monthly Redemption notice though the date the Monthly Redemption is paid in full, the Equity Conditions (as defined in the Debenture) have been satisfied or waived by the Holder and as to such Monthly Redemption, prior to such Monthly Conversion Period (but not more than 5 trading days prior to the commencement of the Monthly Conversion Period (as defined in the Debenture)), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Monthly Redemption Amount equal to the quotient of (x) the applicable Monthly Redemption Amount divided by (y) the lesser of (A) the Conversion Price and (B) 80% of the average of the 5 VWAPs during the period ending on the 3rd Trading Day immediately prior to the date of the Monthly Redemption notice.

Payment of the Debentures issued to Omni is secured pursuant to a security interest and pledge agreement (the “Security Interest and Pledge Agreement”) whereby, on June 29, 2009, Linlithgow Holdings LLC pledged 2,500,000 shares of BYOC common stock.  On July 2, 2009, the Company and Omni amended the Security Interest and Pledge Agreement so that additional pledgors could pledge their respective unpledged shares of BYOC Common Stock (the Security Interest and Pledge Agreement, as amended and restated, is referred to herein as the “Security Interest and Pledge Agreement”).  Pursuant to the terms of the Security Interest and Pledge Agreement, Linlithgow Holdings, LLC pledged an additional 3,982,000 shares of BYOC Common Stock, Wendy Borow-Johnson, the President of Brand Management pledged 480,000 shares BYOC Common Stock, and Robert McNulty, the Chief Executive Officer of the Company, pledged 505,000 shares of BYOC Common Stock.  If Omni does not purchase Debentures having an aggregate principal amount of $3,500,000 on or around July 30, 2009, then the difference between the amount of shares pledged pursuant to the Security Interest and Pledge Agreement and four times the number of shares of Common Stock the Debentures are convertible into based on the closing price of the Company’s Common Stock on July 30, 2009 will be returned to the Pledgors (as defined in the Security Interest and Pledge Agreement) on a pro rata basis.

The Company, the Subsidiaries and Omni also entered into a Security Agreement (the “Security Agreement”) to secure the payment and performance of the Company’s obligations under the Debentures pursuant to which the Company and the Subsidiaries granted Omni a security interest in all of their respective property.  Additionally, pursuant to the Securities Purchase Agreement, the Company’s wholly-owned subsidiaries Boomj.com, Inc. and Local Ad Link, Inc. (the “Subsidiaries) entered into a Subsidiary Guarantee Agreement in favor of Omni (the “Guarantee Agreement”). Pursuant to the Guarantee Agreement, the Subsidiaries guaranteed all of the Company’s obligations, under the Securities Purchase Agreement, Debentures, Warrants, the Security Interest and Pledge Agreement and the Security Agreement.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investor was an accredited investor and/or qualified institutional buyer, the investor had access to information about the Company and their investment, the investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Copies of the Amended and Restated Securities Purchase Agreement, the Debenture, the Warrant, the Guarantee Agreement, the Security Interest and Pledge Agreement and the Security Agreement  are filed as exhibits to this Current Report on Form 8-K.  The summary of these agreements set forth above is qualified by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 5.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2009, the Company appointed Paul Morrison, the Chief Executive Officer of Omni, to the Company’s Board of Directors.

On January 24, 2008, Mr. Morrison was appointed Chief Executive Officer and Chief Financial Officer of Omni. On November 22, 2006, Mr. Morrison was elected Chief Operating Officer, President and Assistant Secretary of Omni. Mr. Morrison has served as the President, Chief Operating Officer and Assistant Secretary of OmniReliant Corporation since October 31, 2006. From October 2005 until October 2006, Mr. Morrison was the COO of WG Products, a cosmetic company, where he directed all facets of operations including production, customer service, planning, scheduling, maintenance, warehousing, distribution, purchasing, sales, and strategic initiatives. From 2001 through 2005 he managed various operations at Wyeth Pharmaceuticals. Mr. Morrison started his career working for Calvin Klein Cosmetics, and has accumulated sixteen years of experience serving in cosmetic and pharmaceutical operations management roles for Fortune 100 companies. He received a Bachelor’s of Science degree in Business Management from the Rutgers University and an Honorable discharge from the United States Air Force.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Securities Purchase Agreement dated July 2, 2009 by and between the Company and OmniReliant Holdings, Inc.
10.2	Form of Debenture
10.3	Form of Warrant
10.4	Amended and Restated Pledge and Security Agreement dated July 2, 2009 by and between the Company, Linlithgow Holdings LLC and OmniReliant Holdings, Inc.
10.5	Security Agreement, dated July 2, 2009, by and between Beyond Commerce, Inc, BoomJ.com, Inc., Local Ad Link, Inc. and Omnireliant Holdings, Inc.
10.6	Subsidiary Guarantee, dated July 2, 2009, by and between BoomJ.com, Inc. Local Ad Link, Inc. and OmniReliant Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beyond Commerce, Inc.

Date: July 6, 2009	By:	/s/ Robert McNulty
Robert McNulty
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Amended and Restated Securities Purchase Agreement dated July 2, 2009 by and between the Company and OmniReliant Holdings, Inc.
10.2	Form of Debenture
10.3	Form of Warrant
10.4	Amended and Restated Pledge and Security Agreement dated July 2, 2009 by and between the Company, Linlithgow Holdings LLC and OmniReliant Holdings, Inc.
10.5	Security Agreement, dated July 2, 2009, by and between Beyond Commerce, Inc, BoomJ.com, Inc., Local Ad Link, Inc. and Omnireliant Holdings, Inc.
10.6	Subsidiary Guarantee, dated July 2, 2009, by and between BoomJ.com, Inc. Local Ad Link, Inc. and OmniReliant Holdings, Inc.

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